                                                                     Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS
The Sponsors and Trustee of
Defined Asset Funds--Equity Investor Fund--Utility Common Stock Series--15

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 33-44741 of our opinion dated July 30, 1998 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
August 12, 1998